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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 28, 2001


                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     1-10959              86-0077724
   (State or Other Jurisdiction       (Commission          (IRS Employer
        of Incorporation)              File Number)      Identification No.)


                           15326 Alton Parkway
                           Irvine, California                     92618
                  (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     The Board of Directors of Standard Pacific Corp. (the "Company") has approved the adoption of a Rights Agreement effective as of December 31, 2001. Pursuant to the Rights Agreement, the Board authorized and declared a dividend of one preferred stock purchase right (a "Right") for each share of common stock, par value $.01 per share, of the Company (the "Common Shares"), payable to the holders of record of Common Shares as of the close of business on December 31, 2001 (the "Record Date").

     The Rights replace the preferred stock purchase rights previously issued by the Company in 1991 under a prior rights agreement. The previously issued rights expire on December 31, 2001.

     A complete description of the Rights is contained in the Rights Agreement (the "Rights Agreement"), effective as of December 31, 2001, between the Company and EquiServe Trust Company, N.A., as Rights Agent (the "Rights Agent"), which is being filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit Number  Description of Exhibit
--------------  ----------------------
     4.1 Rights Agreement, effective as of December 31, 2001, between Standard Pacific Corp. and EquiServe Trust Company, N.A., as Rights Agent, which includes as Exhibit A the Form of Right Certificate, the Form of Assignment and the Form of Election to Purchase (incorporated by reference to Exhibit 4.1 of Standard Pacific Corp.'s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 28, 2001).

     4.2 Certificate of Designations of Series A Junior Participating Preferred Stock of Standard Pacific Corp. (incorporated by reference to Exhibit 4.2 of Standard Pacific Corp.'s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 28, 2001).

     99.1       Summary of the Rights being transmitted to stockholders.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 28, 2001
                                           STANDARD PACIFIC CORP.

                                           By:   /s/ Clay A. Halvorsen
                                               ---------------------------------
                                               Clay A. Halvorsen
                                               Senior Vice President, General
                                               Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit Number                    Description

     4.1            Rights Agreement, effective as of December 31, 2001, between

                    Standard Pacific Corp. and EquiServe Trust Company, N.A., as Rights Agent, which includes as Exhibit A the Form of Right Certificate, the Form of Assignment and the Form of Election to Purchase (incorporated by reference to Exhibit 4.1 of Standard Pacific Corp.'s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 28, 2001).

     4.2            Certificate of Designations of Series A Junior Participating

                    Preferred Stock of Standard Pacific Corp. (incorporated by reference to Exhibit 4.2 of Standard Pacific Corp.'s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 28, 2001).

     99.1           Summary of the Rights being transmitted to stockholders.




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